Exhibit 99.1

Bunker Hill Announces C$30 Million Brokered LIFE Offering of Units & Warrant Exercise, and Reverse Stock Split

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA, February 9, 2026 -- Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR | OTCQB: BHLL), is pleased to announce that it has entered into an agreement with a lead agent acting on behalf of a syndicate of agents (the “Agents”) to be formed, in connection with a brokered, “best efforts” private placement offering of approximately 138,900,000 units of the Company (the “Units”) at a price per Unit of C$0.18 (the “Issue Price”) for aggregate gross proceeds to the Company of approximately C$25,002,000 (the “LIFE Offering”). In addition, on January 23, 2026, the Company’s board of directors approved a reverse stock split of the Company’s common stock, par value US$0.000001 (“Common Stock”) and preferred stock, par value US$0.000001 (“Preferred Stock” and, together with the Common Stock, the “Capital Stock”) at a ratio of one-for-thirty-five (the “Reverse Stock Split”). Unless the context provides otherwise, all stock price and share count information referenced herein is on a pre-Reverse Stock Split basis.

Brokered LIFE Offering

Each Unit will consist of one share of Common Stock (a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one Common Share at an exercise price of C$0.30 per share for a period of 36 months from the Closing Date (as defined herein).

The Company has granted the Agents an option to sell up to an additional 15% of the LIFE Offering in Units at the Issue Price (the “Agents’ Option”), exercisable in whole or in part at any time up to 48 hours prior to the closing date of the Offering.

Concurrent with the LIFE Offering, a cornerstone shareholder is expected to exercise existing common share purchase warrants held by such investor, at an exercise price of C$0.17 per warrant, for minimum gross proceeds to the Company of C$5,000,000 (the “Warrant Exercise”). The completion of the Offering is subject to the completion of the Warrant Exercise.

The minimum amount of the Offering is C$15,000,000.

The Company intends to use the net proceeds of the LIFE Offering to provide working capital for the ramp-up of the Bunker Hill Mine to commercial production, for exploration and for general corporate purposes, as further described in the Offering Document (as defined below).

Subject to compliance with applicable regulatory requirements and in accordance with National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), the LIFE Offering is being made to purchasers resident in each of the provinces and territories of Canada, except Quebec, pursuant to the listed issuer financing exemption under Part 5A of NI 45-106, as amended by Coordinated Blanket Order 45-935 – Exemptions from Certain Conditions of the Listed Issuer Financing Exemption (together, the “Listed Issuer Financing Exemption”). The Units may also be offered in the United States or to, or for the account or benefit of, U.S. persons, by way of private placement pursuant to exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and in jurisdictions outside of Canada and the United States on a private placement or equivalent basis, in each case in accordance with all applicable laws, provided that no prospectus, registration statement or other similar document is required to be filed in such jurisdiction. There is an offering document (the “Offering Document”) related to this LIFE Offering that can be accessed under the Company’s profile at www.sedarplus.ca and on the Company’s website at: www.bunkerhillmining.com. Prospective investors of Units should read the Offering Document before making an investment decision.

Securities issued under the LIFE Offering will not be subject to a statutory hold period under applicable Canadian securities laws, in accordance with the Listed Issuer Financing Exemption. Securities issued under the LIFE Offering will be subject to a minimum six-month hold period in accordance with applicable U.S. securities laws. The Company has agreed to file within five business days after the Closing Date a registration statement to register the resale of the securities issued or issuable under the LIFE Offering and to use commercially reasonable efforts to have the registration statement declared effective by the U.S. Securities and Exchange Commission (the “SEC”) within 60 days after the initial filing date of the registration statement.

The Offering is expected to close on or about March 5, 2026 or such other date as the Company and the Agents may agree, and is subject to certain closing conditions including, but not limited to, the receipt of all necessary approvals including the conditional listing approval of the TSX Venture Exchange (“TSXV”) and the applicable securities regulatory authorities. The Offering is subject to final acceptance of the TSXV.

In consideration for their services, the Company has agreed to pay the Agents a cash commission equal to 6.0% of the gross proceeds from the Offering (subject to reduction to 3.0% on certain president’s list purchases) and that number of non-transferable compensation options (the “Compensation Options”) as is equal to 6.0% of the aggregate number of Units sold under the Offering (subject to reduction to 3.0% on certain president’s list purchases). Each Compensation Option is exercisable to acquire one common share of the Company at a price equal to the Issue Price for a period of 24 months from the closing date of the Offering.

The securities issued or issuable under the LIFE Offering have not been registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any State in which such offer, solicitation or sale would be unlawful.

Reverse Stock Split

In accordance with the Reverse Stock Split, each thirty-five (35) shares of Capital Stock authorized, issued, and/or outstanding immediately prior to the effective time of the Reverse Stock Split shall be combined and converted into one (1) share of Capital Stock with no changes to the par value per share, rounded up to the nearest whole share. The resulting authorized Capital Stock of the Company after giving effect to these transactions is 100,285,715 authorized shares divided into two classes, with 100,000,000 shares designated as Common Stock and 285,715 shares designated as Preferred Stock. Subject to TSXV approval, the combination of the shares of Capital Stock as a result of the Reverse Stock Split is expected to become effective at 12:01 a.m. Pacific Standard Time on or around March 5, 2026. Prior to the Reverse Stock Split and as of February 6, 2026, there were 1,400,908,695 Common Shares outstanding. Following the Reverse Stock Split, there will be approximately 40,025,963 Common Shares outstanding, subject to minor adjustments that may result from rounding fractional shares into whole shares. As of the date hereof, there are no shares of Preferred Stock outstanding and as such there will be no shares of Preferred Stock outstanding following the Reverse Stock Split. The Company’s name will remain Bunker Hill Mining Corp. following the Reverse Stock Split. The Reverse Stock Split is primarily intended to increase the price per Common Share in connection with a possible listing of the Common Stock on the NYSE American.

The Reverse Stock Split remains subject to approval by the Company’s stockholders and the TSXV. The Company intends to seek the written consent of stockholders holding more than 50% of the currently issued and outstanding shares of Common Stock (the “Stockholder Consent”).

The Company’s transfer agent, Computershare, will serve as the exchange agent for the Reverse Stock Split. Stockholders of record holding pre-Reverse Stock Split shares electronically in book-entry form will be sent a transaction notice indicating the number of Common Shares held after the Reverse Stock Split and are not required to take any action to receive post-Reverse Stock Split shares. Stockholders who hold their shares through a broker, bank, or other nominee will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to their broker, bank, or other nominee’s particular processes, and are not expected to be required to take any action in connection with the Reverse Stock Split. Proportionate adjustments will be made to the number of shares of Capital Stock issuable upon exercise, vesting or conversion of any options, warrants, restricted stock units, convertible securities or other rights, and the per-share exercise, conversion or purchase prices thereof, as well as to the number of shares reserved for issuance under the Company’s equity incentive plans.

On behalf of Bunker Hill Mining Corp.

Sam Ash

President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding the Offering, including the completion and anticipated timing for completion of the LIFE Offering and the Reverse Stock Split; the intended use of the net proceeds of the LIFE Offering; the grant or exercise of the Over-Allotment Option; the receipt of all regulatory and stock exchange approvals, including the approval of the TSXV and the Stockholder Consent, as applicable; the Company’s ability to secure sufficient project financing to complete the construction of the Bunker Hill Mine and move it to commercial production in a manner that maximizes shareholder value; and a possible listing of the Common Stock on the NYSE American.

Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the construction of the Bunker Hill Mine on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder; further drilling and geotechnical work supporting the planned restart and operations at the Bunker Hill Mine; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: Bunker Hill’s ability to use the net proceeds of the LIFE Offering in a manner that will increase the value of stockholders’ investments; the dilution of current stockholders as a result of the consummation of the LIFE Offering; the Company’s ability to obtain all necessary regulatory and stock exchange approvals with respect to the LIFE Offering and the Reverse Stock Split, including the approval of the TSXV and the Stockholder Consent; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Bunker Hill Mine or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).